Exhibit 25.8

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                            FORM T-1

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                    STATEMENT OF ELIGIBILITY
           UNDER THE TRUST INDENTURE ACT OF 1939 OF A
            CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE
              ELIGIBILITY OF A TRUSTEE PURSUANT TO
                    SECTION 305(b)(2)   |__|

                       __________________

                      THE BANK OF NEW YORK
       (Exact name of trustee as specified in its charter)

          New York                                 13-5160382
   (State of incorporation                      (I.R.S. employer
if not a U.S. national bank)                  identification no.)

     One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)               (Zip code)

                       __________________

                     Sovereign Bancorp, Inc.
       (Exact name of obligor as specified in its charter)

Pennsylvania                                       23-2453088
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                identification no.)

2000 Market Street, Philadelphia, Pennsylvania            19103
   (Address of principal executive offices)            (Zip code)

                       __________________

 Guarantee of Preferred Securities of Sovereign Capital Trust IV
               (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Name                                        Address

Superintendent of Banks of the    2 Rector Street, New York, N.Y.
State of New York                 10006, and Albany, N.Y. 12203

Federal Reserve Bank of           33 Liberty Plaza, New York,
New York                          N.Y. 10045

Federal Deposit Insurance         Washington, D.C. 20429
Corporation

New York Clearing House           New York, New York 10005
Association

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.   A copy of the existing By-laws of the Trustee.
          (Exhibit 4 to Form T-1 filed with Registration
          Statement No. 33-31019.)
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     6.   The consent of the Trustee required by Section 321(b)
          of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority. <PAGE 2>
                            SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of September, 1999.

                              THE BANK OF NEW YORK

                              By:/s/MICHELE L. RUSSO
                                   Name:  MICHELE L. RUSSO
                                   Title: ASSISTANT TREASURER
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                                                        EXHIBIT 7

               Consolidated Report of Condition of

                      THE BANK OF NEW YORK

            of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business
June 30, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                   Dollar Amounts
                                                    In Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
    currency and coin                                $ 5,597,807
  Interest-bearing balances                            4,075,775
Securities:
  Held-to-maturity securities                            785,167
  Available-for-sale securities                        4,159,891
Federal funds sold and Securities purchased under
  agreements to resell                                 2,476,963
Loans and lease financing receivables:
  Loans and leases, net of unearned income            38,028,772
  LESS: Allowance for loan and lease losses              568,617
  LESS: Allocated transfer risk reserve                   16,352
  Loans and leases, net of unearned income,
    allowance, and reserve                            37,443,803
Trading Assets                                         1,563,671
Premises and fixed assets (including capitalized
  leases)                                                683,587
Other real estate owned                                   10,995
Investments in unconsolidated subsidiaries and
  associated companies                                   184,661
Customers' liability to this bank on acceptances
  outstanding                                            812,015
Intangible assets                                      1,135,572
Other assets                                           5,607,019
Total assets                                         $64,536,926

LIABILITIES
Deposits:
  In domestic offices                                $26,488,980
  Noninterest-bearing                                 10,626,811
  Interest-bearing                                    15,862,169
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs                            20,655,414
  Noninterest-bearing                                    156,471
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  Interest-bearing                                    20,498,943
Federal funds purchased and Securities sold under
  agreements to repurchase                             3,729,439
Demand notes issued to the U.S.Treasury                  257,860
Trading liabilities                                    1,987,450
Other borrowed money:
  With remaining maturity of one year or less            496,235
  With remaining maturity of more than one year
    through three years                                      465
  With remaining maturity of more than three years        31,080
Bank's liability on acceptances executed and
  outstanding                                            822,455
Subordinated notes and debentures                      1,308,000
Other liabilities                                      2,846,649
Total liabilities                                     58,624,027

EQUITY CAPITAL
Common stock                                           1,135,284
Surplus                                                  815,314
Undivided profits and capital reserves                 4,001,767
Net unrealized holding gains (losses) on
  available-for-sale securities                           (7,956)
Cumulative foreign currency translation
  adjustments                                            (31,510)


Total equity capital                                   5,912,899
Total liabilities and equity capital                 $64,536,926


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                              Thomas J. Mastro


     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                              Thomas A. Reyni
                              Alan R. Griffith
                              Gerald L. Hassell

                              Directors
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